UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 29, 2021
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

On November 29, 2021, the Federal Housing Finance Agency (FHFA) approved amendments to the Federal Home Loan Bank of Boston (the Bank) Capital Plan (the Plan), to become effective on December 31, 2021. The Plan defines the rights of the holders of the Bank's Class B Capital Stock, each of which is $100 par value per share.

The Plan was simplified by (a) revising the base for the calculation of Membership Stock Investment Requirements (“MSIR”) from a summation dependent on specific call report references to total assets; (b) changing the percentage to determine a member’s MSIR from 0.20 percent of the current base to 0.05 percent of the new base; (c) reducing the effective MSIR cap (maximum) from $10 million to $5 million; and (d) reducing the lower bound of MSIR allowable range from $5 million to $3 million. In addition, the Plan was amended (a) to update citations, provide clarifications and technical corrections, and remove obsolete provisions (including references to Class A Capital Stock and to an excess stock pool, neither of which the Bank has ever issued or used), and (b) for reference, to add an appendix that will contain current requirements for stock investment and methods of notice to members of the Bank. The Plan amendments also update the notice provision to include electronic methods, which will modernize the provision and increase effectiveness of notice to members and to the Bank. In addition, the Plan amendments (a) reduce the lower bound of the Activity-Based Stock Investment Requirements (“ABSIR”) for letters of credit, and (b) clarify that the circumstances under which the Board may terminate a membership for failure to comply with an FHFA regulation (resulting in such member’s MSIR being reduced to zero) include the member’s dissolution or liquidation.

The foregoing description of the amendments to the Plan is qualified in its entirety by reference to a copy of the Plan included herein as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number

99.1    Amended and Restated Capital Plan, amended and restated effective December 31, 2021
99.2    Capital Plan Member Letter

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 1, 2021	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer